Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$15,495,158
Realized Trading Gain (Loss) on Short-Term Investments	(354)
Unrealized Gain (Loss) on Market Value of Commodity Futures	2,767,723
Dividend Income	608,908
Interest Income	561,312
ETF Transaction Fees	350
Total Income (Loss)	$19,433,097

Expenses
Management Fees	$256,922
Professional Fees	37,389
Brokerage Commissions	14,801
Directors' Fees and Insurance	5,780
Total Expenses	$314,892
Net Income (Loss)	$19,118,205

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/26	$369,384,403
Additions (50,000 Shares)	5,252,241
Net Income (Loss)	19,118,205

Net Asset Value End of Month	$393,754,849
Net Asset Value Per Share (3,700,000 Shares)	$106.42

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$19,651,159
Realized Gain (Loss) on Swap Contracts	(841,725)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(4,734,352)
Dividend Income	1,177,113
Interest Income	1,122,212
ETF Transaction Fees	4,900
Total Income (Loss)	$16,379,307

Expenses
Management Fees	$412,882
Professional Fees	133,516
Brokerage Commissions	10,353
Directors' Fees and Insurance	13,891
Total Expenses	$570,642
Net Income (Loss)	$15,808,665

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/26	$732,117,662
Additions (650,000 Shares)	26,109,423
Withdrawals (600,000 Shares)	(23,740,085)
Net Income (Loss)	15,808,665

Net Asset Value End of Month	$750,295,665
Net Asset Value Per Share (18,750,000 Shares)	$40.02

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2026

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$35,146,317
Realized Gain (Loss) on Swap Contracts	(841,725)
Realized Trading Gain (Loss) on Short-Term Investments	(354)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(1,966,629)
Dividend Income	1,786,021
Interest Income	1,683,524
ETF Transaction Fees	5,250
Total Income (Loss)	$35,812,404

Expenses
Management Fees	$669,804
Professional Fees	170,905
Brokerage Commissions	25,154
Directors' Fees and Insurance	19,671
Total Expenses	$885,534
Net Income (Loss)	$34,926,870

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/26	$1,101,502,065
Additions (700,000 Shares)	31,361,664
Withdrawals (600,000 Shares)	(23,740,085)
Net Income (Loss)	34,926,870

Net Asset Value End of Month	$1,144,050,514

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2026 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596